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                                                                   EXHIBIT 10.84


Confidential treatment has been requested for portions of this document. The copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                AMENDMENT NO. 17
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                        Effective as of 15 October, 2004

      This Amendment No. 17 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement"), is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

      WHEREAS, the purpose of this Amendment No. 17 is to amend the Agreement to permit Peerless to develop and distribute Licensed Systems (hereinafter "Peerless-Branded Licensed Systems") under the terms of the Agreement; and

      WHEREAS, Adobe agrees to a modification of the testing and certification process authorizing Peerless to conduct the testing of the Revised Object and applicable Peerless-Branded Licensed System developed by Peerless hereunder.

1. Paragraph 1.1 ("Adobe Certification Test Suite") of Section 1 ("Definitions") of the Agreement is revised to read in its entirety as follows:

      "1.1 ADOBE CERTIFICATION TEST SUITE means the testing materials and procedures developed by Adobe to be used to test Revised Object for conformity with the PostScript Language Specification and Adobe quality standards by (a) Peerless, in connection with a Peerless SDK, Peerless-Branded Licensed Systems or OEM Customer Licensed Systems and (b) OEM Customers, in connection with an OEM Customer Licensed Systems."

2. Paragraph 1.6.1 ("Adobe Support Source") of Section 1 ("Definitions") of the Agreement is revised to read in its entirety as follows:

      "1.6.1 ADOBE SUPPORT SOURCE means those portions of the Adobe Software supplied to Peerless in human readable source code form, including the corresponding source documentation and interface materials, as identified by Adobe in an appendix or materials release form, which may be modified by Peerless or by a Third Party Developer


                     Amend. 17 to PS Agmt. - Adobe/Peerles 1

      (under a Development Agreement with Peerless) to adapt the Adobe Software for compatibility with OEM Customer Licensed Systems or Peerless-Branded Licensed Systems."

3. Paragraph 1.20 ("Licensed System") of Section 1 ("Definitions") of the Agreement is revised to read in its entirety as follows:

      "1.20 Licensed System means an OEM Customer product (hereinafter known as an "OEM Customer Licensed System") or a Peerless product (hereinafter known as a "Peerless-Branded Licensed System") that includes Revised Object and Font Programs, and may include (unless such components are identified as mandatory, in which case it shall include) Other Adobe Software, Host Software, one or more Designated Output Devices and other hardware and software identified in a Peerless/OEM Customer Licensed System Appendix or Adobe/Peerless Licensed System Appendix (as applicable). The Peerless/OEM Customer Licensed System Appendix or Adobe/Peerless Licensed System Appendix (as applicable) shall be executed prior to Peerless' delivery to Adobe of the certification test results for such Licensed System pursuant to Paragraph 2 ("Testing") of EXHIBIT F ("Licensed System Test Procedures") of the Agreement. Any reference in the Agreement to "Licensed System", unless expressly stated otherwise or where limited by the context in which the term is used, shall mean the OEM Customer Licensed System and/or the Peerless-Branded Licensed System."

4. Paragraph 1.21 ("Licensed System Appendix) (LSA") of Section 1
("Definitions") of the Agreement is revised to read in its entirety as follows:

      "1.21 LICENSED SYSTEM APPENDIX. (LSA) means an appendix (hereinafter known as a "Peerless/OEM Customer Licensed System Appendix") to be added to the applicable Peerless OEM Agreement between Peerless and its OEM Customer covering each OEM Customer Licensed System or an appendix (hereinafter known as an "Adobe/Peerless Licensed System Appendix") between Adobe and Peerless covering each Peerless-Branded Licensed System, containing a description of the OEM Customer Licensed System or Peerless-Branded Licensed System (as applicable) and setting forth any licensing terms specific to each such Licensed System and including at a minimum the terms set forth in EXHIBIT G ("Minimum Terms for Licensed System Appendix"). While Adobe will be a signatory to an Adobe/Peerless Licensed System Appendix, Adobe will not be a signatory to a Peerless/OEM Customer Licensed System Appendix, but will receive a transmittal form summarizing any terms contained in the Peerless/OEM Customer Licensed System Appendix which would require special consideration by Adobe along with an attached copy thereof within five (5) days of final execution. Any Peerless/OEM Customer Licensed System Appendix containing terms which impact Adobe's rights or obligations otherwise than as explicitly stated in this Agreement or appendices thereto, shall require Adobe's written approval on the applicable transmittal form to be enforceable. Any reference in the Agreement to "Licensed System Appendix", unless expressly stated otherwise or where limited by the context in which the term is used, shall mean a Peerless/OEM Customer Licensed System Appendix and/or Adobe/Peerless Licensed System Appendix."


                     Amend. 17 to PS Agmt. - Adobe/Peerles 2

5. Paragraph 1.29 ("Revised Object") of Section 1 ("Definitions") of the Agreement is revised to read in its entirety as follows:

      "1.29 REVISED OBJECT means the compiled, object code version of the Adobe Software and Other Adobe Software (if any), as revised by Peerless for use in a Peerless SDK or a Peerless-Branded Licensed System or in an OEM Customer Licensed System pursuant to the licenses granted hereunder."

6. Paragraph 1.40 ("CPSI Software") of Section 1 ("Definitions") of the Agreement is revised to read in its entirety as follows:

      "1.40 CPSI SOFTWARE means the "Adobe Software", as that term is defined in Paragraph 1.6 ("Adobe Software"), running on a specified architecture (hereinafter a "CPSI Platform") that Adobe supplies to Peerless in object code form only and from which Peerless develops (i) host-based OEM Customer Licensed Systems for distribution by an OEM Customer in accordance with the terms and conditions of a Peerless OEM Agreement, or by OEM Remarketer Customers in accordance with the terms and conditions of an OEM Remarketer Customer Agreement, or (ii) Peerless SDK(s) for use by an OEM Customer in developing host-based OEM Customer Licensed Systems for distribution by OEM Customer in accordance with the terms and conditions of a Peerless OEM Agreement, or by OEM Remarketer Customers in accordance with the terms and conditions of an OEM Remarketer Customer Agreement, and
      (iii) host-based Peerless-Branded Licensed Systems for distribution by Peerless under this Agreement or by Peerless Remarketer Customers in accordance with the terms and conditions of a Peerless Remarketer Customer Agreement."

7. The number "1.43" has inadvertently been duplicated in Paragraph 1.43 ("Host PDF Printing Library") and Paragraph 1.43 ("PDF to PS Conversion Code"), and in order to correct any confusion caused by such duplication, Paragraph 1.43 ("PDF to PS Conversion Code") is renumbered as Paragraph 1.44 ("PDF to PS Conversion Code") of the Agreement.

8. A new Paragraph 1.45 ("Peerless Remarketer Customer") is hereby added to
Section 1 ("Definitions") of the Agreement to read as follows:

      "1.45 PEERLESS REMARKETER CUSTOMER means a third party with whom Peerless has entered into a written agreement authorizing such third party to distribute a Peerless-Branded Licensed System under such third party's own trademark and/or incorporated as part of such third party's own product and under its own End User Agreement that includes terms substantially equivalent to those set forth in Paragraph 2.16 ("End User License - Peerless-Branded Licensed Systems") and in ATTACHMENT 1 ("Minimum Terms of End User Agreements") in EXHIBIT B ("Minimum Terms of Peerless OEM Agreements") to the Agreement."

9. A new Paragraph 1.46 ("Golden Master") is hereby added to Section 1 ("Definitions") of the Agreement to read as follows:

      "1.46 GOLDEN MASTER means a master tape or a compact disc copy of the applicable Adobe Information; i.e., Revised Object, Font Programs, Host Software, supplied by


                     Amend. 17 to PS Agmt. - Adobe/Peerles 3

      Peerless from which multiple copies of the applicable Adobe Information may be made by a Peerless Remarketer Customer."

10. Paragraph 2.1 ("Development License") is revised to read in its entirety as follows:

      "2.1 DEVELOPMENT LICENSE. Subject to Peerless' compliance with the terms of this Agreement, Adobe hereby grants to Peerless a non-exclusive, non-transferable license to (a) use the Adobe Support Information supplied to Peerless hereunder solely at the appropriate Development Site (i.e., Primary or Secondary Development Site), as specified in EXHIBIT C ("Development and Reproduction Sites"), only for the purpose of designing, developing, adapting, localizing, modifying, testing and maintaining and to allow Third Party Developers solely at a Secondary Development Site, as specified in EXHIBIT C-2 ("Development Sites - Third Party Developers"), to use the Adobe Support Information supplied to Peerless hereunder (but excluding any Adobe Core Source) solely on behalf of Peerless or for an OEM Customer and in accordance with Paragraph 2.11 ("Third Party Developers") to design, develop, adapt, localize, modify, test and maintain (i) Revised Object implemented as part of an OEM Customer Licensed System or a Peerless-Branded Licensed System, in conformance with the PostScript Language Specification, and/or (ii) a Peerless SDK to be used by OEM Customers for development, (but not modification except as expressly set forth in this Agreement) of OEM Customer Licensed Systems conforming with the PostScript Language Specification; (b) use and reproduce and allow Third Party Developers to use and reproduce the Host Software, if any, solely at an applicable Development Site and only in connection with developing a Peerless SDK or Revised Object for use with OEM Customer Licensed Systems or Peerless-Branded Licensed Systems; (c) localize and modify and allow Third Party Developers to localize and modify the Adobe Driver Software in accordance with Paragraph 2 ("Adobe Driver Software") of EXHIBIT E ("Host Software"), provided Adobe delivers Peerless a software development tool expressly intended for such localization or modification, solely at an applicable Development Site(s) and only connection with developing a Peerless SDK or Revised Object for use with OEM Customer Licensed Systems or Peerless-Branded Licensed Systems; (d) if Host Software is provided, localize, reproduce and reformat the End User Documentation, and modify the content of the Licensed System-specific portion of the End User Documentation and the title page and copyright page on behalf of itself and/or its OEM Customers, provided that Peerless agrees to distribute the End User Documentation in its entirety to the End User, directly and indirectly through Peerless' usual distribution channels, including through Peerless Remarketer Customers or to such OEM Customers as provided to Peerless by Adobe with the applicable Host Software, and further agrees that it will not modify or delete any copyright notices or other proprietary notices included in such End User Documentation as provided by Adobe; (e) use internally the PPD template provided by Adobe to create its own PPD Files. Peerless' right to modify the Adobe Support Information under the license hereunder is limited to Adobe Support Information provided to Peerless in source code form, except for the Adobe Core Source which Peerless is prohibited from modifying unless with the prior written approval of Adobe's Vice President of Engineering for printing technologies and containing any additional terms which Adobe may impose. Adobe agrees to respond to such request for approval within a reasonable period after receipt thereof, and with


                     Amend. 17 to PS Agmt. - Adobe/Peerles 4
      respect to a request made by Peerless to correct a defect in the Adobe Core Source, Adobe will grant such request provided that Adobe, in its judgment, determines that Peerless has the expertise to make the necessary corrections. The above limitations imposed on Peerless' right to make modifications to Adobe Software shall not preclude Peerless from making modifications to documentation and other such materials supplied by Adobe, as permitted hereunder."

11. Subsection 2.2.1.1 ("Distribution Rights to the PDF to PS Conversion Code") to Paragraph 2.2.1 ("Revised Object License") of the Agreement is revised to read in its entirety as follows:

      "2.2.1.1 DISTRIBUTION RIGHTS TO THE PDF TO PS CONVERSION CODE. With respect to the PDF to PS Conversion Code, the rights and sublicensing rights granted to Peerless and to OEM Customer, respectively, shall include and be limited to the right to (a) use and reproduce (or have reproduced for Peerless or its OEM Customer's sole behalf) at the Reproduction Site(s) only, and (b) sublicense and distribute, directly and indirectly through Peerless' usual distribution channels, including distribution through Peerless Remarketer Customers, and (c) sublicense and distribute, directly and indirectly through OEM Customer's usual distribution channels, including distribution through OEM Remarketer Customers, the object code only version of the PDF to PS Conversion Code, and any derivative thereof, for use as part of an OEM Customer Licensed System or Peerless-Branded Licensed System.

12. Subsection 2.13.1 ("Development Rights") of Paragraph 2.13 ("License to Use PDF to PS Conversion Code") is revised to read in its entirety as follows:

      "2.13.1 DEVELOPMENT RIGHTS. Subject to Peerless' compliance with the terms of the Agreement, Adobe grants to Peerless a non-exclusive, non-transferable license during the term of the Agreement to use (but not the right to sublicense the right to use) the PDF to PS Source Code solely at a Primary Development Site listed in EXHIBIT C ("Development and Reproduction Sites") of the Agreement for the sole purpose of designing, developing, adapting, modifying, testing, documenting and maintaining the PDF to PS Conversion Code for use with OEM Customer Licensed Systems and Peerless-Branded Licensed Systems. Peerless may make only such modifications to the PDF to PS Source Code as are required to successfully compile and link the PDF to PS Conversion Code for use with OEM Customer Licensed Systems and Peerless-Branded Licensed Systems. Peerless is not permitted to modify the PDF to PS Conversion Code for use with an OEM Customer product or a Peerless-Branded product not covered by the terms of the Agreement or to change the PDF to PS Conversion Code to create PostScript files that are not fully compatible with the Adobe Software. Peerless is not obligated to disclose to Adobe any modifications that Peerless makes to the PDF to PS Source Code."

13. A new Paragraph 2.16 ("End User License - Peerless-Branded Licensed Systems") is hereby added to the Agreement to read in its entirety as follows:

      "2.16 END USER LICENSE - PEERLESS-BRANDED LICENSED SYSTEMS.


                     Amend. 17 to PS Agmt. - Adobe/Peerles 5

            2.16.1 COMMERCIAL END USER LICENSE. Peerless will take all steps necessary to protect Adobe's proprietary rights in the Adobe Information. Peerless will ensure that each copy of the Revised Object, Font Programs and Host Software distributed by Peerless to an End User, directly or indirectly through Peerless' usual distribution channels, including distribution through Peerless Remarketer Customers, will be accompanied by a localized copy of Peerless' or Peerless Remarketer Customer's standard software license agreement applicable to such software (the "End User Agreement"). Such End User Agreement will include terms and conditions substantially equivalent to those set forth in ATTACHMENT 1 ("Minimum Terms of End User Agreements") in EXHIBIT B ("Minimum Terms of Peerless OEM Agreements") to the Agreement. The End User Agreement may be (a) a written agreement signed by the End User, or
            (b) a written agreement in the package containing the Revised Object, Font Programs and Host Software, or the user documentation for the Revised Object, Font Programs and Host Software, that is fully visible to the End User and that the End User accepts by opening the package. If Adobe in writing permits Peerless, either directly or through a Peerless Remarketer Customer, to distribute Host Software in electronic form, Peerless shall ensure and shall require a Peerless Remarketer Customer to ensure that upon the initial use of the Host Software, the End User is presented with a copy of the End User Agreement and is required to electronically accept the terms of the End User Agreement prior to accessing use of the functions of the Host Software. If Peerless is supplied Adobe Information by Adobe for distribution to End Users which is accompanied by an Adobesupplied End User license, Peerless agrees to retain and to require its Peerless Remarketer Customer to retain the End User license with the applicable Adobe Information distributed hereunder. If any such Adobe Information does not already include an End User license, Peerless or Peerless Remarketer Customer (as applicable) shall include its own End User Agreement that complies with the requirements set forth in this Paragraph with any such distribution. Peerless shall ensure that each component of Adobe Information that it or its Peerless Remarketer Customer licenses to an End User as part of a compilation (for example, a CD-ROM software compilation) contains either an Adobe-supplied End User license, if applicable, or is protected under a Peerless- or Peerless Remarketer Customer-supplied End User Agreement accompanying the compilation in accordance with the terms of this Paragraph. Peerless shall ensure that such End User Agreement contains a provision stating that in case of conflict the terms of any individual End User license shall prevail over the terms of the End User Agreement.

            2.16.2 U.S. GOVERNMENT END USER LICENSE. When distributing a Peerless-Branded Licensed System product to a U.S. Government End User, directly or indirectly through Peerless' usual distribution channels, including distribution through Peerless Remarketer Customers, Peerless or the Peerless Remarketer Customer (as applicable) shall identify the Revised Object, Font Programs and Host Software and related documentation as a "commercial item," as that term is defined at 48 C.F.R. 2.101, and more specifically shall be identified as "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212. Consistent with 48


                     Amend. 17 to PS Agmt. - Adobe/Peerles 6

            C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, Peerless and the Peerless Remarketer Customer (as applicable) will provide the Revised Object, Font Programs and Host and related documentation to U.S. Government End Users (a) only as a commercial end item and
            (b) with only those rights as are granted to all End Users pursuant to the terms and conditions herein."

14. The following new Paragraph 2.17 ("Peerless Distribution Rights to Peerless-Branded Licensed System") is hereby added to this Agreement to read in its entirety as follows:

      "2.17 PEERLESS DISTRIBUTION RIGHTS TO PEERLESS-BRANDED LICENSED SYSTEMS.

            2.17.1 REVISED OBJECT AND OTHER ADOBE SOFTWARE LICENSE. Subject to Peerless' compliance with the terms of this Agreement, Adobe hereby grants to Peerless a non-exclusive, non-transferable license to (a) reproduce (or have reproduced for Peerless' sole benefit) at the Reproduction Site(s) only, and (b) sublicense and distribute, directly and indirectly through Peerless' usual distribution channels, including distribution through Peerless Remarketer Customers, the Revised Object or Other Adobe Software for use as part of a Peerless-Branded Licensed System. Peerless' right to distribute commercially the Revised Object or Other Adobe Software for use with a Peerless-Branded Licensed System is contingent upon execution of an Adobe/Peerless Licensed System Appendix and shall be in accordance with the terms set forth in such Adobe/Peerless Licensed System Appendix. In order to prevent the unauthorized copying and use of the Revised Object and Other Adobe Software, Peerless shall employ, and shall require a Peerless Remarketer Customer to employ, copy protection satisfactory to Adobe in all copies of the Revised Object and Other Adobe Software made for commercial distribution or use hereunder.

            2.17.2 FONT PROGRAM LICENSE. Subject to Peerless' compliance with the terms of this Agreement, Adobe hereby grants to Peerless a non-exclusive, nontransferable license, to (a) reproduce (or have reproduced for Peerless' sole benefit) the Font Programs at the Reproduction Site(s), (b) distribute the Font Programs, directly and indirectly through Peerless' usual distribution channels, including distribution through Peerless Remarketer Customers, only as bundled with Revised Object in the configuration described in Paragraph 2 ("Font Program Bundling Requirements") of EXHIBIT O-1 ("Royalty Payments and Other Fees for Royalty-Bearing Components of Peerless-Branded Licensed Systems") solely for use with a Peerless-Branded Licensed System or, in the case of Roman Font Programs only, bundled with Host Software (e.g., on a CD-ROM containing a compilation of Adobe Information) solely for use with a Peerless-Branded Licensed System, (c) sublicense the Font Programs to End Users for the reproduction and display of Typefaces on the number of central processing units ("CPUs") and computers specified in ATTACHMENT 1 ("Minimum Terms of End User Agreements") to EXHIBIT B ("Minimum Terms of Peerless OEM Agreements") or in a Adobe/Peerless Licensed System Appendix, for use with a single Licensed System, (d) use the Font Programs to reproduce and display the Typefaces on the Licensed Systems for purposes of test, evaluation, or demonstration, and (e) use


                     Amend. 17 to PS Agmt. - Adobe/Peerles 7
            and sublicense each End User to use the Typeface Trademarks to identify the Font Programs. Peerless' license under this Paragraph will terminate upon termination of Adobe's rights to use, reproduce, and/or distribute such Font Programs under the agreement between Adobe and the Trademark owner, if any, pertaining to such Font Program, at which time Adobe shall have the right to substitute a Font Program for an equivalent Typeface.

            2.17.3 HOST SOFTWARE LICENSE. Subject to Peerless' compliance with the terms of this Agreement, Adobe hereby grants to Peerless a non-exclusive, nontransferable license to (a) to reproduce (or have reproduced for Peerless' sole benefit) at the Reproduction Site(s) only, and (b) sublicense and distribute, directly and indirectly through Peerless' usual distribution channels, including distribution through Peerless Remarketer Customers, Host Software provided by Adobe to Peerless solely in object code form either bundled with a Licensed System or separately for use with a Licensed System in accordance with the terms applicable to "Host Software" in ATTACHMENT 1 ("Minimum Terms of End User Agreements") to EXHIBIT B ("Minimum Terms of Peerless OEM Agreements"). Peerless' license to distribute commercially the Host Software for use with a Peerless-Branded Licensed System is contingent upon execution of an Adobe/Peerless Licensed System Appendix and shall be in accordance with the terms set forth in such Adobe/Peerless Licensed System Appendix. Unless otherwise specified in a Adobe/Peerless Licensed System Appendix, Peerless will incur no payment obligations to Adobe for the right to distribute the Host Software provided that such distribution is made free of charge or at a price which does not exceed the cost of the media and handling. If Peerless wishes to distribute the Host Software at additional costs to an End User, the parties will negotiate a mutually acceptable royalty payable to Adobe hereunder.

            2.17.4 POSTSCRIPT LANGUAGE SPECIFICATION LICENSE. Peerless will have the same rights and sublicensing rights with respect to Peerless Remarketer Customers as Peerless may grant to OEM Customers for a PostScript Language Specification License under Paragraph 2.2.6 ("PostScript Language Specification License"); provided however, that Peerless Remarketer Customers shall not have the right to modify the PostScript Language Specification."

15. The following new Paragraph 2.18 ("Distribution of Peerless-Branded Licensed Systems By Peerless Remarketer Customers") is hereby added to this Agreement to read in its entirety as follows:

      "2.18 DISTRIBUTION OF PEERLESS-BRANDED LICENSED SYSTEMS BY PEERLESS REMARKETER CUSTOMERS.

            2.18.1 SCOPE OF SUBLICENSE GRANTED TO PEERLESS REMARKETER CUSTOMER. Subject to the terms and conditions of this Agreement (including without limitation, the terms and conditions of the Peerless Remarketer Customer Agreement (defined in Paragraph 2.18.2 below), Peerless may sublicense to Peerless Remarketer Customer the right to distribute, through its normal


                     Amend. 17 to PS Agmt. - Adobe/Peerles 8
            distribution channel, the Revised Object, Font Programs, Other Adobe Software and Host Software in object code form only and solely for use with a Peerless-Branded Licensed System. Peerless Remarketer Customer shall have no right to (a) sublicense any rights sublicensed to it by Peerless hereunder or (b) alter or replace any portion of, or alter the functionality of any portion of, the Revised Object, Font Programs, Other Adobe Software and Host Software supplied by Peerless to Peerless Remarketer Customer hereunder. Peerless shall do all of the development and product testing through certification of a Peerless-Branded Licensed System. Once the Peerless-Branded Licensed System has been certified in accordance with the requirements set forth in Paragraph 5.2 ("Testing and Certification of Revised Object"), Peerless may supply the Peerless Remarketer Customer with Golden Master versions in object code form of the Revised Object, Font Programs, Other Adobe Software and Host Software for reproduction and distribution as part of a Peerless-Branded Licensed System in accordance with the terms of this Agreement. Peerless shall require the Peerless Remarketer Customer to faithfully reproduce all copies from the applicable Golden Master solely at a Reproduction Site and not to alter or replace any portion of, or alter the functionality of any portion of the Revised Object, Font Programs, Other Adobe Software and Host Software developed by Peerless and supplied by Peerless to the Peerless Remarketer Customer. Peerless shall prohibit a Peerless Remarketer Customer from granting a third party access to Golden Masters for any purpose. Except for the sublicensing rights to the Revised Object, Font Programs, Other Adobe Software and Host Software set forth in this Paragraph 2.18.1, Peerless shall not permit a Peerless Remarketer Customer to have access to any portion of the Adobe Support Information or to a Peerless SDK.

            2.18.2 MINIMUM TERMS OF PEERLESS REMARKETER CUSTOMER AGREEMENT. Peerless will ensure that the written agreement with each Peerless Remarketer Customer ("Peerless Remarketer Customer Agreement") contains the minimum provisions as set forth below:

                  a. at a minimum, the terms and conditions included in EXHIBIT
            L ("Use of Adobe Trademarks") of the Agreement.

                  b. a requirement that the Peerless Remarketer Customer's
            license to distribute the Font Programs will terminate upon termination of the agreement between Adobe and Typeface Trademark owner, if any, pertaining to such Font Programs.

                  c. a requirement that the Peerless Remarketer Customer will include with any distribution of the Revised Object, Font Programs and Host Software a Peerless Remarketer Customer's End User license agreement that complies with the requirements set forth in Paragraph
            2.16.1 ("Commercial End User License") of the Agreement. If a Peerless-Branded Licensed System is to be distributed to a U.S. Government customer, Peerless Remarketer Customer shall be required to license the Revised Object , Font Programs and Host Software in accordance with Paragraph 2.16.2 ("U.S. Government End User License") of the Agreement. If


                     Amend. 17 to PS Agmt. - Adobe/Peerles 9
            distribution is to another government, Peerless Remarketer Customer shall be required to ensure that the Revised Object, Font Programs and Host Software receive the maximum protection available from such government for commercial computer software and related documentation developed at private expense.

                  d. a requirement that the Peerless Remarketer Customer will employ protection mechanisms, in accordance with Paragraph 2.8 ("Protection Mechanisms") of the Agreement, in conjunction with any copies of the Revised Object, Font Programs and Host Software it creates pursuant to its reproduction licenses hereunder.

                  e. an agreement by the Peerless Remarketer Customer to include the applicable Adobe Trademarks and Typeface Trademarks on all copies of the Revised Object, Font Programs and Host Software as part of a Peerless-Branded Licensed System and in any advertising concerning a Peerless-Branded Licensed System and that it will use the applicable Adobe Trademarks and Typeface Trademarks on all copies, advertisements, brochures, manuals and other appropriate uses made in the promotion, sale or use of the Peerless-Branded Licensed System.

                  f. a requirement that the Peerless Remarketer Customer will faithfully reproduce the Revised Object, Font Programs and Host Software from the Golden Master versions supplied by Peerless and only at a Reproduction Site(s).

                  g. a requirement that the Peerless Remarketer Customer will include the same proprietary notices, including copyright, on the media and within the code that appear on the Golden Master versions of the Revised Object, Font Programs and Host Software delivered to the Peerless Remarketer Customer hereunder and as otherwise required by Peerless or Adobe.

                  h. a requirement that upon a request in writing by Adobe or
            Peerless the Peerless Remarketer Customer will provide within thirty
            (30) days of such request specimens of the Revised Object, Font Programs and Host Software for inspection and testing purposes to determine that the Revised Object, Font Programs and Host Software are faithful reproductions of the Golden Master and otherwise conform to the Adobe quality standards.

                  i. a requirement that grants Peerless rights to audit the
            records of the Peerless Remarketer Customer equivalent to those granted to Adobe in Paragraph 8.11 ("Right of Audit") of the Agreement.

                  j. a requirement that designates Adobe as a third party
            beneficiary to the Peerless Remarketer Customer Agreement by including the following provision in the Peerless Remarketer Customer Agreement:

                        "Peerless Remarketer Customer is hereby notified and
                  agrees that Adobe Systems Incorporated, a Delaware corporation located at 345 Park Avenue,


                    Amend. 17 to PS Agmt. - Adobe/Peerles 10

                  San Jose, CA 95110-2704 is a third party beneficiary to the Peerless Remarketer Customer Agreement to the extend that the Peerless Remarketer Customer Agreement contains provisions which relate to Peerless Remarketer Customer's use of the Typeface Trademarks, Adobe Trademarks or Adobe Information in conjunction with its distribution of Revised Object, Font Programs and Host Software. Such provisions are made expressly for the benefit of Adobe and its suppliers and are enforceable by Adobe in addition to Peerless."

16. Paragraph 2.2.7 ("Trademark License") of the Agreement is revised to read in its entirety as follows:

      "2.2.7 TRADEMARK LICENSE. Subject to the terms and conditions of this Agreement, including without limitation, EXHIBIT L ("Use of Adobe Trademarks") hereto, Adobe hereby grants to Peerless a non-exclusive, non-transferable, limited license to (a) use the Trademarks on Peerless-Branded Licensed Systems and in Peerless' advertising and printed materials for the Peerless-Branded Licensed Systems, including the right to sublicense those same rights to Peerless Remarketer Customers, and (b) sublicense to OEM Customers the right to use the Trademarks on OEM Customer Licensed Systems and in OEM Customer's advertising and printed materials for the OEM Customer Licensed Systems, including the right to sublicense those same rights to OEM Remarketer Customers, for distribution in all countries (except in Andorra, Bermuda, Israel, India, Pakistan, Singapore and the Peoples Republic of China or in any other jurisdiction where trademark sublicensing is legally prohibited or not recognized) under a written agreement between Peerless and the Peerless Remarketer Customer or between Peerless and OEM Customer or between OEM Customer and OEM Remarketer Customer, as applicable, containing terms substantially equivalent to those set forth in EXHIBIT L. If necessary, Adobe will grant directly to OEM Customer, OEM Remarketer Customer or Peerless Remarketer Customer, a non-exclusive, royalty-free license to use the Trademarks on Licensed Systems, and in advertising and printed materials for Licensed Systems, in Andorra, Bermuda, Israel, India, Pakistan, Singapore and the Peoples Republic of China, or in any other jurisdiction where trademark sublicensing is legally prohibited or not recognized, under a written agreement between Adobe and such OEM Customer, OEM Remarketer Customer or Peerless Remarketer Customer."

17. Paragraph 5.1 ("Peerless Development Responsibilities") of the Agreement is revised to read in its entirety as follows:

      "5.1 PEERLESS DEVELOPMENT RESPONSIBILITIES. Peerless shall be responsible for modifying the Adobe Support Information or shall authorize a Third Party Developer to modify the Adobe Support Information in accordance with Paragraph 2.11 ("Third Party Developers") and to the extent permitted by Paragraph 2.1 ("Development License") above to (a) create Peerless SDKs suitable for use by its OEM Customers, and (b) create and assist its OEM Customers to create Licensed Systems suitable for distribution to End Users. Peerless shall promptly include in Peerless SDKs, and shall include and shall require its OEM Customers to include any Updates Peerless receives pursuant to EXHIBIT K ("Maintenance for Standard Reference Port(s)") or EXHIBIT K-1 ("CPSI


                    Amend. 17 to PS Agmt. - Adobe/Peerles 11

      Continuing Support") in Licensed Systems. Peerless shall take all reasonable measures to ensure that it implements and requires its OEM Customers to implement all Updates in the relevant Licensed System; provided however, that implementation of an Update may be delayed when the Licensed System (i) is already certified and shipping at the time of the Update in which case the Update shall be implemented when commercially feasible, or (ii) is undergoing development at the time of delivery of an Update and, with the consent of Adobe Peerless or its OEM Customer, elects not to incorporate such Update. In addition, Peerless, or its OEM Customer shall be responsible for creating the PPD File for each Licensed System prior to testing and certification of the Revised Object pursuant to EXHIBIT F ("Licensed System Test Procedures"), and providing to Adobe any updated version of a PPD File in a timely manner following the availability of any updated version. Peerless shall be responsible for delivering each such PPD File to Adobe. Adobe's sole responsibility in connection with the above shall be to provide to Peerless the maintenance described in EXHIBIT K for Standard Reference Port(s) and EXHIBIT K-1 for CPSI Platforms hereto, subject to payment *** of maintenance fees under Paragraph 8.1 ("License and Maintenance Fees"). If Peerless requests custom development from Adobe (i.e., a version of the Adobe Software that is not then a current offering of Adobe), Adobe and Peerless will discuss proposed business terms of this custom development, including, without limitation, the scope of work, technical specifications, milestone schedule and pricing. Peerless and Adobe agree to designate a technically qualified person to serve as primary contact for information requests by either party in each Adobe Deliverables Appendix."

18. Paragraph 5.2 ("Testing and Certification of Revised Object and Proposed Designated Output Device") of the Agreement is revised to read in its entirety as follows:

      "5.2 TESTING AND CERTIFICATION OF REVISED OBJECT. Peerless shall test each Peerless SDK and each Peerless-Branded Licensed System containing Revised Object, or in the case of an OEM Customer Licensed System, shall test, assist in the testing of or require its OEM Customer or Third Party Developer to test each Revised Object (including any previously-certified Revised Object subsequently modified by Peerless, its OEM Customer or Third Party Developer) in accordance with EXHIBIT F ("Licensed System Test Procedures") and Peerless shall not distribute any Peerless SDK or begin First Commercial Shipment of a Peerless-Branded Licensed System or allow an OEM Customer to begin First Commercial Shipment of an OEM Customer Licensed System containing the Revised Object and any modified version thereof until the testing has been completed and such Peerless SDK or Licensed System has been certified by Adobe pursuant to EXHIBIT F. However, if a revision to the Revised Object constitutes a "Maintenance Release", as that term is defined in the Adobe Certification Test Suite materials, Peerless may begin First Commercial Shipment of a Peerless-Branded Licensed System or allow an OEM Customer to begin First Commercial Shipment of an OEM Customer Licensed System containing such Maintenance Release only after Peerless, its OEM Customer or Third Party Developer, as applicable, has run those portions of the Adobe Certification Test Suite required for basic validity testing of the Maintenance Release and for any specific testing required to evaluate changes made in the Maintenance Release, and Peerless has provided Adobe with a product certification request signed by Peerless' Quality Assurance Manager acknowledging that the


                    Amend. 17 to PS Agmt. - Adobe/Peerles 12 necessary acceptance testing has been performed and the Licensed System containing the Maintenance Release meets the Adobe Quality Standards (as defined in EXHIBIT F). Adobe shall have the right to evaluate and shall require Peerless to evaluate the quality assurance process and testing results to determine if Peerless, its OEM Customer or Third Party Developer, as applicable, is carrying out the requirements set forth herein, and if Adobe determines that such quality is inadequate, Adobe shall require Peerless to take corrective action and in the case of an OEM Customer or Third Party Developer Peerless shall require the applicable OEM Customer or Third Party Developer to take corrective action to remedy quality issues and/or modify its quality assurance processes to satisfy the requirements in EXHIBIT F."

19. Paragraph 8.3 ("Royalties for Royalty-Bearing Components of Licensed Systems") of the Agreement is revised to read in its entirety as follows:

      "8.3 ROYALTIES FOR ROYALTY-BEARING COMPONENTS OF LICENSED SYSTEMS.

            8.3.1 ROYALTIES FOR ROYALTY-BEARING COMPONENTS OF OEM CUSTOMER LICENSED SYSTEMS. Peerless shall pay to Adobe in U.S. Dollars the royalties set forth in Paragraph 3 ("Licensed System Royalties") of EXHIBIT O ("Royalty Payments and Other Fees") attached hereto, ***, the royalties set forth in the transmittal form for the applicable Peerless/OEM Customer Licensed System Appendix, which Adobe has formally executed, for each royalty-bearing component of an OEM Customer Licensed System which is used internally or distributed by an OEM Customer directly or through its OEM Remarketer Customers. The terms "Suggested Retail Price" (or "SRP") and "Gross Receipts" used to calculate the royalties due to Adobe hereunder are defined as follows: (a) "SRP" shall mean the OEM Customer's suggested retail price for one (1) fully functioning OEM Customer Licensed System (or other component(s)) as designated in a Peerless/OEM Customer Licensed System Appendix). The SRP for a Roman Version of an OEM Customer Licensed System (that is, an OEM Customer Licensed System containing only Roman Font Programs) distributed in the United States shall be used for calculating the OEM Customer Licensed System royalties for Roman Versions of OEM Customer Licensed Systems and the per Typeface royalties for Font Programs under the applicable royalty provisions in EXHIBIT O ("Royalty Payments and Other Fees"). In the event there is no available SRP for the OEM Customer Licensed System in the United States, Peerless and Adobe shall agree on election of a SRP in another country to be used as a reasonable alternative. For distribution of OEM Customer Licensed Systems in countries other than the United States that require the bundling of non-Roman Font Programs (for example, distribution of a Japanese Version in Japan), the SRP for a Licensed System in such relevant country shall be used for calculating the OEM Customer Licensed System royalties and the per Typeface royalties under the applicable royalty provisions in EXHIBIT O. Peerless shall provide Adobe with the applicable SRP for an OEM Customer Licensed System documented in the corresponding Peerless/OEM Customer Licensed System Appendix and/or accompanying letter of transmittal. The relevant SRP shall be converted into U.S. Dollars at a rate that Peerless ensures will reasonably reflect


                    Amend. 17 to PS Agmt. - Adobe/Peerles 13
            the currency exchange rate for the applicable currency being converted for the applicable accounting period. (b) "Gross Receipts" shall mean the amounts earned by Peerless in the form of fees and royalties denominated in U.S. dollars and payable by an OEM Customer (without reduction for withholding of taxes) for an OEM Customer Licensed System or other royalty-bearing components of an OEM Customer Licensed System distributed or used by such OEM Customer. Excluded from this definition are monies earned by Peerless for engineering services rendered to an OEM Customer as well as those amounts reasonably attributable to the use by an OEM Customer of components contained in an OEM Customer Licensed System that are supplied by Peerless, but are not PostScript technology-related; for example PeerlessPage, PeerlessPrint. When such amount reflects an indivisible amount for the PostScript-enabled components and other product components, only the pro-rata portion attributable to the PostScript-enabled components, as reasonably determined by Peerless and Adobe, shall constitute "Gross Receipts" for purposes of calculating the royalties due to Adobe hereunder."

            8.3.2 ROYALTIES FOR ROYALTY-BEARING COMPONENTS OF PEERLESS-BRANDED LICENSED SYSTEMS. Peerless shall pay to Adobe in U.S. Dollars the royalties set forth in EXHIBIT O-1 ("Royalty Payments and Other Fees for Royalty-Bearing Components of Peerless-Branded Licensed Systems") attached hereto, for each royalty-bearing component of a Peerless-Branded Licensed System which is used internally or distributed by Peerless directly or through Peerless Remarketer Customers."

20. Paragraph 8.4 ("Software Upgrade Royalties") of the Agreement is revised to read in its entirety as follows:

      "8.4 SOFTWARE UPGRADE ROYALTIES. Peerless shall pay Adobe the royalties set forth in Paragraph 7 ("Software Upgrade Royalties") of EXHIBIT O ("Royalty Payments and Other Fees") of the Agreement for Software Upgrades to OEM Customer Licensed Systems, or in Paragraph 5 of EXHIBIT O-1 ("Royalty Payments and Other Fees for Royalty-Bearing Components of Peerless-Branded Licensed Systems") of the Agreement for Software Upgrades to Peerless-Branded Licensed Systems, or if special pricing applies, the royalty as set forth in the transmittal form for the Peerless/OEM Customer Licensed System Appendix which Adobe has formally executed, or Adobe/Peerless Licensed System Appendix, as applicable, for each Software Upgrade used internally or distributed by OEM Customer or by Peerless, as applicable, except as provided herein. Peerless shall not be obligated to pay Adobe a royalty for any Software Upgrade if the fee charged to the End User covers only the costs of the media and handling, provided that Peerless ensures that it or its OEM Customer, as applicable, uses commercially reasonable efforts to destroy the replaced version of the Revised Object and Font Programs. Notwithstanding the foregoing, (a) Adobe may, in its sole discretion, determine that a particular Software Upgrade shall be royalty bearing (e.g., if the Software Upgrade adds significant functionality), in which case such royalty shall be as specified in the transmittal form for a Peerless/OEM Customer Licensed System Appendix, which Adobe has formally executed, or a fully executed Adobe/Peerless


                    Amend. 17 to PS Agmt. - Adobe/Peerles 14

      Licensed System Appendix, and (b) Peerless shall pay an additional Licensed System and Font Program royalty for any Software Upgrade where Peerless and its OEM Customer do not use commercially reasonable efforts to destroy the existing Revised Object and Font Programs."

21. Paragraph 8.5 ("Hardware Upgrade Royalties") of the Agreement is revised to read in its entirety as follows:

      "8.5 HARDWARE UPGRADE ROYALTIES. Peerless shall pay Adobe the royalties set forth in Paragraph 8 ("Hardware Upgrade Royalties") of EXHIBIT O ("Royalty Payments and Other Fees") of the Agreement for Hardware Upgrades to OEM Customer Licensed Systems, or in Paragraph 6 of EXHIBIT O-1 ("Royalty Payments and Other Fees for Royalty-Bearing Components of Peerless-Branded Licensed Systems") of the Agreement for Hardware Upgrades to Peerless-Branded Licensed Systems, or if special pricing applies, the Hardware Upgrade royalty as set forth in the transmittal form for the applicable Peerless/OEM Customer Licensed System Appendix, which Adobe has formally executed, or a fully executed Adobe/Peerless Licensed System Appendix. Adobe intends that an optional feature shall be royalty bearing if it improves the functional performance or improves the throughput performance of the Revised Object and/or Font Programs, and non-royalty bearing if it is unrelated to the functional performance or throughput performance of the Revised Object and/or Font Programs."

22. Paragraph 8.8 ("Testing Fees") of the Agreement is revised to read in its entirety as follows:

      "8.8 TESTING FEES. For the Peerless testing required pursuant to Paragraph
      5.2 ("Testing and Certification of Revised Object") herein, Peerless shall *** for Adobe's first review of Peerless-supplied test results if Adobe certifies the Revised Object solely on the basis of this initial review. However, if the Revised Object (including any previously-certified Revised Object subsequently modified by Peerless, its OEM Customer or Third Party Developer) requires retesting and resubmission of test results to Adobe, Peerless shall pay Adobe a fee of *** for each such instance of retesting and resubmission. Peerless shall *** for any instance of retesting made necessary by Adobe's change to the Adobe Software, Other Adobe Software or Adobe Certification Test Suite. In addition, there will be *** for retesting if Peerless can show that the Revised Object satisfied the specified tests in the Adobe Certification Test Suite."

23. Paragraph 8.9 ("Taxes") of the Agreement is revised to read in its entirety as follows:

      "8.9 TAXES. In addition to any other payments due under this Agreement, Peerless agrees to pay, and to indemnify and hold Adobe harmless from, any sales, use, excise, import or export, value added or similar tax or duty not based on Adobe's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, and all governmental permit fees, license fees and customs and similar fees levied upon the delivery by Adobe of the Adobe Information or the delivery by Peerless of Adobe Information hereunder, which Adobe may incur in respect of this


                    Amend. 17 to PS Agmt. - Adobe/Peerles 15

      Agreement. If a resale certificate or other certificate or document of exemption is required in order to exempt all or any of the Adobe Information from any such tax liability, Peerless will promptly furnish it to Adobe. All withholding tax certificates, documents, application forms, etc., should be forwarded to the following address, or such other address as provide by Adobe: Adobe Systems Incorporated, Attention: Tax Department, 345 Park Avenue, San Jose, California, 95110-2704."

24. Paragraph 8.10 ("Payment Terms") of the Agreement is revised to read in its entirety as follows:

      "8.10 PAYMENT TERMS. All royalties due in accordance with the terms of the Agreement shall be paid in U.S. Dollars within *** after the ***. Peerless will provide Adobe with the relevant product sales information, as supplied by its OEM Customer, at least on a quarterly basis and with at least as much product and country detail as made available to Peerless. In addition, Peerless shall provide Adobe on a quarterly basis with the relevant product sales information for all royalty-bearing components of Peerless-Branded Licensed Systems distributed during the applicable calendar quarter. Such sales information shall include the following: (a) with each Peerless SDK royalty payment Peerless shall include a legible written summary broken out by OEM Customer and applicable Development Site(s), as well as the number, SDK identification, and royalty due Adobe for each Peerless SDK distributed or being used by its OEM Customers during the quarter, and any other information which may be required to allow Adobe to determine whether Peerless is paying the correct Peerless SDK royalty amounts hereunder; and (b) with each Licensed System royalty payment Peerless shall include a legible written summary of sales information for each OEM Customer and a separate legible written summary of sales information for Peerless containing (i) the number, model name, SRP, Gross Receipts or Transfer Price, as applicable, and royalty due Adobe for each Licensed System for which Revised Object is distributed or used internally by Peerless' OEM Customers or by Peerless, as applicable, during the quarter, (ii) the number of copies of Host Software distributed or used internally by such OEM Customers or by Peerless, as applicable, during the quarter, (iii) the number of Font Programs by Typeface, bundled with the Revised Object for use as a part of a Licensed System and licensed to End Users or used internally by OEM Customers or by Peerless, as applicable, during the quarter, and (iv) any other information, including but not limited to SRP, Gross Receipts or Transfer Price, which may be required to allow Adobe to determine whether Peerless is paying the correct royalty amount hereunder. In addition, Peerless shall provide Adobe with a rolling quarterly forecast of royalties anticipated to be earned by Peerless from sales of Licensed Systems and other royalty-bearing components during such period. Peerless shall provide Adobe with a written update to the forecast on a monthly basis to reflect Peerless' then best estimate of the number of royalty-bearing products and anticipated royalties to be earned by Peerless during this period. Such written communication shall be subject to final adjustment by Peerless at the end of each accounting period."


                    Amend. 17 to PS Agmt. - Adobe/Peerles 16

25. Paragraph 8.11 ("Right of Audit") of the Agreement is revised to read in its entirety as follows:

      "8.11 RIGHT OF AUDIT. Peerless shall maintain, and other than information regarding Adobe royalties, require each of its OEM Customers to maintain, a complete, clear, accurate record of: (a) the number, model name, SRP, Gross Receipts or Transfer Price, as applicable, and royalty due Adobe for each Licensed System and/or Peerless SDK for which Revised Object is distributed to or is being used by each OEM Customer or by Peerless, as applicable, during the quarter, (b) the number of copies of Host Software distributed by each such OEM Customer or by Peerless, as applicable, for use with Licensed Systems during the quarter, (c) the number of Font Programs by Typeface, bundled with the Revised Object for use as a part of a Licensed System and licensed to End Users or used internally by each such OEM Customer or by Peerless, as applicable, during the quarter, and
      (d) any other information which may be required to allow Adobe to determine whether Peerless is paying the correct royalty amount hereunder. To ensure compliance with the terms of this Agreement, Adobe shall have the right to audit all the relevant accounting and sales books and records of Peerless. Such audit shall be conducted by an independent auditor paid for by Adobe and acceptable to both parties (with auditors included in the "Big Four" being hereby deemed acceptable). Such audit shall be conducted during regular business hours at Peerless' offices and in such a manner as not to interfere with Peerless' normal business activities. In no event shall audits be made hereunder more frequently than once per year. If such inspections should disclose any underreporting, Peerless shall promptly pay Adobe such amount. In addition, if such inspections should disclose any underreporting of payments owed Adobe (as determined by such inspections) in an amount greater than five percent (5%), then Peerless shall promptly pay Adobe any and all costs associated with the audit."

26. Paragraph 8.12 ("When Royalties Earned") of the Agreement is revised to read in its entirety as follows:

      "8.12 WHEN ROYALTIES EARNED. Each royalty due hereunder for any Peerless SDK shall be earned on each occurrence of (a) Peerless' distribution of such Peerless SDK to an OEM Customer for use at the initial Development Site, and (b) such OEM Customer's use of such Peerless SDK at any additional OEM Customer Development Site. Each royalty due hereunder for any royalty-bearing component of a Peerless-Branded Licensed System shall be earned upon Peerless' distribution of such royalty-bearing component to a third party, including distribution through Peerless Remarketer Customers. Each royalty due hereunder for any royalty-bearing component of a OEM Customer Licensed System shall be earned on the earlier of (a) OEM Customer's distribution of such royalty-bearing component to a third party, including distribution through OEM Remarketer Customers or (b) otherwise as may be agreed upon between Peerless and its OEM Customer as specified in a Licensed System Appendix and documented in the transmittal form for the Licensed System Appendix, with Adobe has formally executed. With respect to guaranties, as described in Paragraph 8.6 ("No Peerless Minimum Annual Royalty Commitment"), such amounts shall be earned when payment is made to Peerless by its OEM Customer or Peerless Remarketer, as applicable."


                    Amend. 17 to PS Agmt. - Adobe/Peerles 17

27. Paragraph 10 ("Peerless Support") of the Agreement is revised to read in its entirety as follows:

      "10 PEERLESS SUPPORT. Adobe shall have no responsibility for supporting Peerless End Users or OEM Customers or OEM Customers' End Users. Peerless will provide OEM Customers with reasonable documentation, warranty service, and telephone support for the use of Peerless SDKs consistent with good industry practice for the support of OEMs. Peerless or OEM Customers, either directly or indirectly, will provide End Users with reasonable End User documentation, warranty service, and telephone support for the use of Licensed Systems consistent with good industry practice."

28. EXHIBIT F ("Licensed System Test Procedures") is deleted and replaced with a new EXHIBIT F ("Licensed System Test Procedures") to read as attached hereto.

29. Section 1 ("Definitions") of EXHIBIT L ("Use of Adobe Trademarks") is revised to read in its entirety as follows:

      "1. DEFINITIONS. For the purposes of this Exhibit, the following definitions shall apply:

            1.1 "LICENSED PRODUCT" means (i) Peerless SDK or Peerless Revised Object deliverable as applied to Peerless, (ii) Peerless-Branded Licensed System as applied to Peerless or Peerless Remarketer Customer, and (iii) OEM Customer Licensed System as applied to OEM Customer or OEM Remarketer Customer.

            1.2 "PRODUCT APPENDIX" means (i) an SDK Appendix as applied to a Peerless SDK, (ii) Adobe/Peerless Licensed System Appendix as applied to a Peerless-Branded Licensed System and (iii) Peerless/OEM Customer Licensed System Appendix as applied to OEM Customer Licensed System.

            1.3 "TRADEMARK LICENSEE" means (i) Peerless in those instances of Peerless' use and license of the Trademarks, (ii) Peerless Remarketer Customer in those instances of Peerless Remarketer Customer's use and license of Trademarks, (iii) OEM Customer in those instances of OEM Customer's use and license of the Trademarks, and (iv) OEM Remarketer Customer in those instances of OEM Remarketer Customer's use and license of the Trademark."

30. A new EXHIBIT O-1 ("Royalty Payments and Other Fees for Royalty-Bearing Components of Peerless-Branded Licensed Systems") is added to read as attached hereto.

31. 31.All other terms and conditions of the Agreement shall remain in full force and effect.


                    Amend. 17 to PS Agmt. - Adobe/Peerles 18

      IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 17 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officers.

Adobe:                                   Peerless:

ADOBE SYSTEMS INCORPORATED               PEERLESS SYSTEMS CORPORATION

By  /s/ Jim Stephens                     By  /s/  Howard J. Nellor
  ----------------------------------       -------------------------------------

Print                                    Print
Name  Jim Stephens                       Name  Howard J. Nellor
    --------------------------------         -----------------------------------

Title  SVP Worldwide Sales and Field     Title    President & CEO
     -------------------------------          ----------------------------------
Operations
------------------------------------

Date  11/3/04                            Date    October 15, 2004
    --------------------------------         -----------------------------------



                    Amend. 17 to PS Agmt. - Adobe/Peerles 19

                                    EXHIBIT F

                         LICENSED SYSTEM TEST PROCEDURES

      Peerless shall test, or in the case of an OEM Customer Licensed System, shall require its OEM Customer or Third Party Developer to test (and Peerless shall monitor and verify such OEM Customer or Third Party Developer testing), any Revised Object (including any previously-certified Revised Object subsequently modified by Peerless, its OEM Customer or Third Party Developer), outputting in hardcopy print or raster data form, for conformity with the Adobe Certification Test Suite in accordance with the following procedures. For purposes of this EXHIBIT F, the term Revised Object shall also mean the CPSI Software, as applicable. If required by an Appendix or test plan, the test results obtained from conducting the testing described herein shall include hardcopy output generated by the raster data files created by the Revised Object outputting to the proposed Designated Output Device or to a mutually agreed upon output device that serves as a representative example of a family of output devices with similar characteristics.

1. ADOPTING TEST PLAN. Adobe will provide Peerless with the Adobe Certification Test Suite, including the test plan template and related documentation, from which Peerless or its OEM Customer or Third Party Developer derives a test plan. The test plan is defined as a set of rules enabling Peerless or its OEM Customer or Third Party Developer to determine what portions of the Adobe Certification Test Suite will be run and what output is to be produced to enable Peerless or its OEM Customer or Third Party Developer to conduct quality testing of the version of the Revised Object undergoing testing. Peerless or its OEM Customer or Third Party Developer shall create a test plan that specifies the test files to be selected from the Adobe Certification Test Suite and to be run by Peerless or its OEM Customer or Third Party Developer to produce output in hardcopy print or raster data form that provides the basis for determining whether the Revised Object and Licensed System being tested meets the Minimum Quality Standards (as defined below) required for certification.

2. TESTING. Prior to submitting a product certification request to Adobe, Peerless shall test, or require its OEM Customer or Third Party Developer to test, the Revised Object by running the test files in accordance with the test plan and then fairly evaluating the output from the test files to identify any nonconformity and the severity of such nonconformity in accordance with the severity level criteria set forth below. After successful completion of such testing, Peerless shall supply Adobe with the completed PostScript Product Certification Checklist, a copy of the applicable test plan and test results, including log files, and, if required by Adobe, a pre-production release of the Revised Object that generated the results. Peerless shall supply Adobe with a declaration signed by an authorized representative of Peerless certifying to the effect that it has run or has verified that its OEM Customer or third Party Developer has run the Adobe Certification Test Suite in accordance with the test plan created by Peerless or its OEM Customer or Third Party Developer for the Revised Object and Licensed System being tested, that the test results are accurately and completely reported to Adobe and that Peerless has carefully and correctly analyzed or has verified that its OEM Customer or Third Party Developer has carefully and correctly analyzed the results of such testing and has determined that the Licensed System meets the Minimum Quality Standards.


                    Amend. 17 to PS Agmt. - Adobe/Peerles 20

3. ADOBE CERTIFICATION. Adobe shall have *** following Peerless' delivery of the test plan and test results to Adobe, or such other period as specified in the letter of transmittal accompanying the Peerless/OEM Customer Licensed System Appendix or in the Adobe/Peerless Licensed System Appendix, to determine whether
(i) the test plan exercises the applicable functionality in the Revised Object or other components comprising a Licensed System and (ii) the Revised Object and Licensed System being tested produces output meeting the below specified Minimum Quality Standards. After conducting such review, Adobe shall notify Peerless in writing either that it certifies the Licensed System containing the Revised Object or in the event of failure to certify, the basis for such failure. Peerless may correct, or have its OEM Customer or Third Party Developer correct, any nonconformity and resubmit the Revised Object and Licensed System for retesting. This process shall continue until Adobe certifies the Licensed System containing the Revised Object. Peerless may be subject to a retesting charge, as specified in Paragraph 8.8 ("Testing Fees") of the Agreement.

4. MINIMUM QUALITY STANDARDS. Any Licensed System containing the Revised Object that has undergone testing in accordance with the requirements set forth herein is certifiable provided that the following certification criteria are satisfied. All nonconformities disclosed by the test are evaluated for their "Severity" level (as that term is defined below). A nonconformity is a defect or failure in the Revised Object or other component comprising a Licensed System that prevents the Licensed System from operating in accordance with the PostScript Language Specification. Such nonconformities shall include but are not limited to a defect that prevents the printing of documents, produces inferior output or prevents the output device driven by the Revised Object from performing valid PostScript functions. In order to be certifiable, the Revised Object undergoing testing must have a cumulative "bug" score of not in excess of 32 points for all nonconformities disclosed by the test and there must be no unresolved Severity 3 or Severity 4 bugs. The "bug" score is equal to the sum of the squares of the numerical values assigned to the nonconformities based on the Severity of each such nonconformity. The following "Severity" level definitions shall be used as the basis for assigning the appropriate numerical value to any nonconformity disclosed by the test.

SEVERITY LEVEL:

SEVERITY 4:       Most severe; no work-around. The product crashes, hangs, or reboots. Very severe imaging problems. Missing specified functionality or inability to image certain PostScript features. Out of compliance with the PostScript Language
                  Specification for reasonable uses of PostScript operators

SEVERITY 3:       Fairly severe; difficult to work-around. Unexpected results with unusual, although valid, use of PostScript operators.
                  Severe imaging problems

SEVERITY 2:       Minor problem; easy work-around. Invalid error status

SEVERITY 1:       Very minor or cosmetic problem

SEVERITY 0:       Feature enhancement or request for design change


                    Amend. 17 to PS Agmt. - Adobe/Peerles 21

                                   EXHIBIT O-1

       ROYALTY PAYMENTS AND OTHER FEES FOR ROYALTY-BEARING COMPONENTS OF
                       PEERLESS-BRANDED LICENSED SYSTEMS

1. CALCULATING LICENSED SYSTEM ROYALTIES FOR PEERLESS-BRANDED LICENSED SYSTEMS WITH HOST-BASED CPSI SOFTWARE Royalty payments for each copy of the host-based Revised Object (i.e., the CPSI Software) shall be calculated ***, as determined by reference in the table below to the applicable *** category for such Peerless-Branded Licensed System. As used in this EXHIBIT O-1, ***.

***

                    Amend. 17 to PS Agmt. - Adobe/Peerles 22

      ***


                    Amend. 17 to PS Agmt. - Adobe/Peerles 23

***

2. FONT PROGRAM BUNDLING REQUIREMENTS.

      A. FONT BUNDLING - ROMAN TYPEFACES. Peerless shall include and shall require its Peerless Remarketer Customers to include the Roman Font Programs listed in EXHIBIT D ("Extended Roman Font Program Set") with every Roman Version of a Peerless-Branded Licensed System distributed hereunder.

      B. FONT BUNDLING - JAPANESE TYPEFACES. The table below shall be used to determine the bundling requirements for the Font Programs for Japanese Typefaces distributed for use with a low resolution (i.e., < 1200dpi) Japanese Version of a Peerless-Branded Licensed System (any Peerless-Branded Licensed System containing Font Programs for Japanese Typefaces is considered to be a Japanese Version). Peerless shall bundle and shall ensure that its Peerless Remarketer Customers bundle the Roman Font Programs identified in EXHIBIT D ("Extended Roman Font Program Set") and the minimum required Font Programs for Japanese Typefaces, as set forth in the table below, with each Japanese Version of a Peerless-Branded Licensed System distributed by Peerless or Peerless Remarketer Customers hereunder.


                    Amend. 17 to PS Agmt. - Adobe/Peerles 24

***


            (i) Protection Mechanisms. Font Programs for Japanese Typefaces will be distributed with a protection mechanism that includes Copy Protection and encryption to protect against unauthorized duplication.

            (ii) Distribution of Japanese Versions. ***

3. FONT PROGRAM ROYALTIES.

      A. ROMAN FONT PROGRAM ROYALTIES. There are *** royalties due Adobe for the Roman Font Programs listed in EXHIBIT D ("Extended Roman Font Program Set") if bundled with Revised Object for use with a Peerless-Branded Licensed System.

      B. JAPANESE FONT PROGRAM ROYALTIES. The royalty pricing for Japanese Font Programs distributed for use with a Peerless-Branded Licensed System shall be set forth in the applicable Adobe/Peerless Licensed System Appendix.


                    Amend. 17 to PS Agmt. - Adobe/Peerles 25

      C. CHINESE FONT PROGRAM ROYALTIES. The bundling requirements and the royalty pricing for Chinese Font Programs distributed for use with a Peerless-Branded Licensed System shall be set forth in the applicable Adobe/Peerless Licensed System Appendix.

      D. KOREAN FONT PROGRAM ROYALTIES. The bundling requirements and the royalty pricing for Korean Font Programs distributed for use with a Peerless-Branded Licensed System shall be set forth in the applicable Adobe/Peerless Licensed System Appendix.

4. OTHER ADOBE SOFTWARE ROYALTIES. Royalty pricing is to be mutually agreed upon by the parties in the event Other Adobe Software is distributed as a royalty-bearing component of a Licensed System.

5. SOFTWARE UPGRADE ROYALTIES. Software Upgrade royalty pricing is to be mutually agreed upon by the parties in the event a fee-bearing (other than on a nominal basis) Software Upgrade is distributed to End Users of Peerless-Branded Licensed Systems.

6. HARDWARE UPGRADE ROYALTIES. Hardware Upgrade royalty pricing is to be mutually agreed upon by the parties in the event a hardware optional feature is added to a previously installed Peerless-Branded Licensed System to improve the performance of the Revised Object.


                    Amend. 17 to PS Agmt. - Adobe/Peerles 26